Subsequent Event	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Event	Subsequent EventAs disclosed in note 6, in July 2020, the Company received an investment in Affirm in conjunction with a strategic partnership for Shop Pay Installments. Up to January 12, 2021, the Company carried this investment at cost with adjustments for observable changes in price or impairments (referred to as the measurement alternative) as the fair value was not readily determinable. On January 13, 2021, Affirm priced its initial public offering at $49.00 per share of Class A common stock and began trading on the Nasdaq. As a result, Affirm's fair value is now readily determinable and therefore, going forward, the Company will commence accounting for this investment at fair value through earnings, with changes in fair value recorded in other income using the closing share price on the last trading day of the related reporting period, which is considered as Level 1 in the fair value hierarchy.